                                                                   EXHIBIT 10.14


                               AMENDMENT NO. 1 TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated effective as of May 16, 2003, is entered into by and among THE SHAW GROUP INC., a Louisiana corporation (the "Borrower"), the Subsidiaries of the Borrower listed on the signature pages hereto as Guarantors (together with each other Person who subsequently becomes a Guarantor, collectively, the "Guarantors"), the banks and other financial institutions listed on the signature pages hereto under the caption "Lenders" (together with each other Person who becomes a Lender, collectively, the "Lenders"), and CREDIT LYONNAIS NEW YORK BRANCH, individually as a Lender and as administrative agent for the other Lenders (in such capacity together with any other Person who becomes the agent, the "Agent").

INTRODUCTION

         WHEREAS, the Borrower, the Guarantors, the Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of March 17, 2003 ("Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I
AGREEMENT

SECTION 1.1. DEFINITIONS. ALL CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANINGS GIVEN SUCH TERMS IN THE CREDIT AGREEMENT.

SECTION 1.2. AMENDMENT TO SECTION 5.25. THE FIRST SENTENCE OF SECTION 5.25 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING TWO NEW
SENTENCES:

                  "Within ninety days after the Effective Date, the Borrower shall deliver to the Agent the documents identified on Schedule 5.25, each in form and substance satisfactory to the Agent and with sufficient copies for the Lenders, where appropriate, executed by the relevant Person; provided that (a) with respect to the landlord's agreements, the Borrower shall not be required to deliver such agreements for locations that individually hold less than $500,000 of Inventory so long as the aggregate amount of Inventory held at such locations does not exceed $5,000,000 at any time, and (b) with respect to the account control agreements, the Borrower shall not be required to deliver such agreements for bank accounts that individually have a balance of less than $100,000 so long as the aggregate balance of such bank accounts does not exceed $3,000,000 at any time. Notwithstanding anything contained herein to the contrary, (i) the Borrower shall, at all times, cause the value of Inventory held at locations not covered by landlord's agreements satisfactory to the Agent to be less than $500,000 at any one location and less than $5,000,000 in the aggregate for all such locations, (ii) the Borrower shall, at all times, cause the deposits held in bank accounts not covered by bank account control agreements satisfactory to the Agent to be less than $100,000 in any one bank account and less than $3,000,000 in the aggregate for all such bank accounts, and (iii) the Borrower hereby acknowledges and agrees that neither the Agent nor any Lender waives or relinquishes any of its respective rights or interests arising under the Loan Documents, including without limitation, any security interest granted therein, by permitting the Borrower or any Subsidiary to hold Inventory at a location that is not covered by landlord's agreement or to maintain a bank account that is not covered by a bank account control agreement."

SECTION 1.3. AMENDMENT TO SECTION 6.15. SECTION 6.15 OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY ADDING A NEW CLAUSE (g) AS FOLLOWS:

                  "(g) Liens granted by Stone & Webster Limited or by Shaw Group UK Limited and securing Indebtedness permitted under Section 6.11(g); provided that (i) such Liens, in the aggregate, shall not secure more than British Pounds Sterling 5,000,000 of Indebtedness, and (ii) such Liens shall encumber only plant, property and equipment of Stone & Webster Limited or Shaw Group UK Limited, as applicable."


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ARTICLE II
MISCELLANEOUS; RATIFICATION

SECTION 2.1. REPRESENTATIONS TRUE; NO DEFAULT.

         (a) THE BORROWER AND THE GUARANTORS REPRESENT AND WARRANT THAT THIS AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED ON THEIR BEHALF AND THE CREDIT AGREEMENT AS AMENDED HEREBY, TOGETHER WITH EACH OTHER LOAN DOCUMENTS TO WHICH THE BORROWER AND EACH OF THE GUARANTORS IS A PARTY, CONSTITUTE VALID AND LEGALLY BINDING AGREEMENTS OF THE BORROWER AND THE GUARANTORS, ENFORCEABLE IN ACCORDANCE WITH THEIR TERMS, EXCEPT AS ENFORCEABILITY THEREOF MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY, FRAUDULENT CONVEYANCE, FRAUDULENT TRANSFER, REORGANIZATION OR MORATORIUM OR OTHER SIMILAR LAW RELATING TO CREDITORS' RIGHTS AND BY GENERAL EQUITABLE PRINCIPLES WHICH MAY LIMIT THE RIGHT TO OBTAIN EQUITABLE REMEDIES (REGARDLESS OF WHETHER SUCH ENFORCEABILITY IS CONSIDERED IN A PROCEEDING, IN EQUITY OR AT LAW);

         (b) THE BORROWER REPRESENTS AND WARRANTS THAT THE REPRESENTATIONS AND WARRANTIES OF THE BORROWER CONTAINED IN ARTICLE V OF THE CREDIT AGREEMENT ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE DATE HEREOF AS THOUGH MADE ON AND AS OF THE DATE HEREOF, EXCEPT TO THE EXTENT SUCH REPRESENTATIONS AND WARRANTIES RELATE SOLELY TO AN EARLIER DATE;

         (c) THE GUARANTORS REPRESENT AND WARRANT THAT THE REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS CONTAINED IN THE GUARANTY ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE DATE HEREOF AS THOUGH MADE ON AND AS OF THE DATE HEREOF, EXCEPT TO THE EXTENT SUCH REPRESENTATIONS AND WARRANTIES RELATE SOLELY TO AN EARLIER DATE; AND

         (d) THE BORROWER AND THE GUARANTORS REPRESENT AND WARRANT THAT AFTER GIVING EFFECT TO THIS AGREEMENT, THERE HAS NOT OCCURRED AND IS NOT CONTINUING A DEFAULT OR AN EVENT THAT WITH THE PASSAGE OF TIME WOULD CONSTITUTE A DEFAULT.

SECTION 2.2. RATIFICATION AND EXTENSION OF LIENS. THE CREDIT AGREEMENT, THE NOTES AND ALL OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION THEREWITH TO WHICH THE BORROWER OR ANY GUARANTOR IS A PARTY SHALL REMAIN IN FULL FORCE AND EFFECT, AND ALL RIGHTS AND POWERS CREATED THEREBY OR THEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS TO WHICH THE BORROWER OR ANY GUARANTOR IS A PARTY ARE IN ALL RESPECTS RATIFIED AND CONFIRMED. ALL LIENS CREATED BY ANY LOAN DOCUMENT ARE HEREBY REGRANTED BY THE BORROWER AND THE GUARANTORS TO THE LENDERS AS SECURITY FOR THE OBLIGATIONS. THE BORROWER AND THE GUARANTORS AGREE THAT THE OBLIGATIONS OF THE BORROWER AND THE GUARANTORS UNDER THE CREDIT AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS TO WHICH THE BORROWER OR ANY GUARANTOR IS A PARTY ARE HEREBY REAFFIRMED, RENEWED AND EXTENDED.

SECTION 2.3. ADDITIONAL INFORMATION. THE BORROWER AND THE GUARANTORS SHALL FURNISH TO THE AGENT ALL SUCH OTHER DOCUMENTS, CONSENTS AND INFORMATION RELATING TO THE BORROWER AND THE GUARANTORS AS THE AGENT MAY REASONABLY REQUIRE TO ACCOMPLISH THE PURPOSES HEREOF.

SECTION 2.4. MISCELLANEOUS PROVISIONS. (a) FROM AND AFTER THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE CREDIT AGREEMENT SHALL BE DEEMED TO BE AMENDED AND MODIFIED AS HEREIN PROVIDED, BUT, EXCEPT AS SO AMENDED AND MODIFIED, THE CREDIT AGREEMENT AND ALL OTHER LOAN DOCUMENTS SHALL CONTINUE IN FULL FORCE AND EFFECT.

         (b) THE CREDIT AGREEMENT AND THIS AGREEMENT SHALL BE READ AND CONSTRUED AS ONE AND THE SAME INSTRUMENT.

         (c) ANY REFERENCE IN ANY LOAN DOCUMENT TO THE CREDIT AGREEMENT SHALL BE A REFERENCE TO THE CREDIT AGREEMENT, AS AMENDED BY THIS AGREEMENT.

         (d) THIS AGREEMENT MAY BE SIGNED IN ANY NUMBER OF COUNTERPARTS AND BY DIFFERENT PARTIES IN SEPARATE COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL BUT ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT.

         (e) THE HEADINGS HEREIN SHALL BE ACCORDED NO SIGNIFICANCE IN INTERPRETING THIS AGREEMENT.

         (f) EACH GUARANTOR HEREBY ACKNOWLEDGES THAT ITS EXECUTION AND DELIVERY OF THIS AGREEMENT DOES NOT INDICATE OR ESTABLISH AN APPROVAL OR CONSENT REQUIREMENT BY THE GUARANTORS UNDER THE GUARANTY IN CONNECTION WITH THE EXECUTION AND DELIVERY OF AMENDMENTS TO THE CREDIT AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS (OTHER THAN THE GUARANTY).

SECTION 2.5 BINDING EFFECT. ONCE EXECUTED BY THE BORROWER, THE GUARANTORS AND THE REQUIRED LENDERS, THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE BORROWER, THE GUARANTORS, LENDERS, AGENTS AND THE SUCCESSORS AND ASSIGNS OF THE AGENTS AND LENDERS. THE BORROWER AND THE GUARANTORS SHALL NOT HAVE THE RIGHT TO ASSIGN ITS RIGHTS HEREUNDER OR ANY INTEREST HEREIN.

SECTION 2.6. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL

BANKS. WITHOUT LIMITATION OF THE FOREGOING, NOTHING IN THIS AGREEMENT, OR IN THE NOTES OR IN ANY OTHER LOAN DOCUMENT SHALL BE DEEMED TO CONSTITUTE A WAIVER OF ANY RIGHTS WHICH ANY LENDER MAY HAVE UNDER APPLICABLE FEDERAL LEGISLATION RELATING TO THE AMOUNT OF INTEREST WHICH SUCH LENDER MAY CONTRACT FOR, TAKE, RECEIVE OR CHARGE IN RESPECT OF THE LOAN AND THE LOAN DOCUMENTS, INCLUDING ANY RIGHT TO TAKE, RECEIVE, RESERVE AND CHARGE INTEREST AT THE RATE ALLOWED BY THE LAW OF THE STATE WHERE ANY LENDER IS LOCATED.

         [SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders and the Agent have executed this Agreement as of the date first above written.


                                    THE SHAW GROUP INC.



                                    By:    /s/ ROBERT L. BELK
                                           -------------------------------------
                                    Name:  Robert L. Belk
                                    Title: Executive Vice President and
                                           Chief Financial Officer

GUARANTORS:

                                    WHIPPANY VENTURE I, L.L.C.


                                    By:    /s/ Conformed Signature
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                    SHAW CONSTRUCTORS, INC.


                                    By:    /s/ Conformed Signature
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                    STONE & WEBSTER MICHIGAN, INC.


                                    By:    /s/ GARY P. GRAPHIA
                                           -------------------------------------
                                    Gary P. Graphia
                                    Secretary

                                    SO-GLEN GAS CO., LLC
                                          BY ITS SOLE MEMBER,
                                          EMCON/OWT, INC.


                                    By:    /s/ ROBERT L. BELK
                                           -------------------------------------
                                    Robert L. Belk
                                    Executive Vice President, Assistant
                                    Treasurer and Assistant Chief Financial
                                    Officer

                                    EMCON/OWT, INC.


                                    By:    /s/ ROBERT L. BELK
                                           -------------------------------------
                                    Robert L. Belk
                                    Executive Vice President, Assistant
                                    Treasurer and Assistant Chief Financial
                                    Officer

                                    AMERICAN PLASTIC PIPE AND
                                             SUPPLY, L.L.C.
                                    LFG SPECIALTIES, L.L.C.
                                    SHAW ENVIRONMENTAL &
                                             INFRASTRUCTURE, INC.
                                    SHAW FACILITIES, INC.
                                    SHAW INFRASTRUCTURE, INC.
                                    SHAW PROPERTY HOLDINGS, INC.
                                    STONE & WEBSTER - IT RUSSIA
                                             MANAGEMENT CONSULTANTS, INC.


                                    By: /s/ ROBERT L. BELK
                                       -----------------------------------------
                                    Robert L. Belk
                                    Executive Vice President and Treasurer

                                    STONE & WEBSTER - JSC MANAGEMENT
                                    CONSULTANTS, INC.


                                    By: /s/ ROBERT L. BELK
                                       -----------------------------------------
                                    Robert L. Belk
                                    Senior Vice President and Treasurer

                                    SHAW BENECO, INC.
                                    SHAW E & I INVESTMENT HOLDINGS, INC.


                                    By: /s/ ROBERT L. BELK
                                       -----------------------------------------
                                    Robert L. Belk
                                    Executive Vice President

                                    POWER TECHNOLOGIES, INC.


                                    By: /s/ ROBERT L. BELK
                                       -----------------------------------------
                                    Robert L. Belk
                                    Vice President and Assistant Treasurer

                                    B.F. SHAW, INC.
                                    C.B.P. ENGINEERING CORP.
                                    FIELD SERVICES, INC.
                                    PROSPECT INDUSTRIES (HOLDINGS) INC.
                                    SHAW A/DE, INC.
                                    SHAW ALLOY PIPING PRODUCTS, INC.
                                    SHAW CAPITAL, INC.
                                    SHAW CONNEX, INC.
                                    SHAW ENVIRONMENTAL, INC.
                                    SHAW FABRICATORS, INC.
                                    SHAW FCI, INC.
                                    SHAW FVF, INC.
                                    SHAW GLOBAL ENERGY SERVICES, INC.
                                    SHAW GRP OF CALIFORNIA
                                    SHAW HEAT, INC.
                                    SHAW INDUSTRIAL SUPPLY CO., INC.
                                    SHAW INTELLECTUAL PROPERTY
                                             HOLDINGS, INC.
                                    SHAW INTERNATIONAL, INC.
                                    SHAW JV HOLDINGS, L.L.C.
                                    SHAW MAINTENANCE, INC.


                                    By: /s/ ROBERT L. BELK
                                       -----------------------------------------
                                    Robert L. Belk
                                    Vice President and Treasurer

                                    S C WOODS, L.L.C.
                                             BY ITS SOLE MEMBER,
                                             STONE & WEBSTER, INC.


                                             By: /s/ ROBERT L. BELK
                                                --------------------------------
                                                Robert L. Belk
                                                Vice President and Treasurer

                                    SHAW MANAGED SERVICES, INC.
                                    SHAW MANAGEMENT SERVICES
                                             ONE, INC.
                                    SHAW NAPTECH, INC.
                                    SHAW PIPE SHIELDS, INC.
                                    SHAW PIPE SUPPORTS, INC.
                                    SHAW POWER SERVICES GROUP, L.L.C.
                                    SHAW POWER SERVICES, INC.
                                    SHAW PROCESS AND INDUSTRIAL
                                             GROUP, INC.
                                    SHAW PROCESS FABRICATORS, INC.
                                    SHAW SERVICES, L.L.C.
                                    SHAW SSS FABRICATORS, INC.
                                    SHAW SUNLAND FABRICATORS, INC.
                                    SHAW WORD INDUSTRIES
                                             FABRICATORS, INC.
                                    STONE & WEBSTER ASIA, INC.
                                    STONE & WEBSTER HOLDING ONE, INC.
                                    STONE & WEBSTER HOLDING TWO, INC.
                                    STONE & WEBSTER INTERNATIONAL
                                             HOLDINGS, INC.
                                    STONE & WEBSTER INTERNATIONAL, INC.
                                    STONE & WEBSTER MANAGEMENT
                                             CONSULTANTS, INC.
                                    STONE & WEBSTER MASSACHUSETTS, INC.
                                    STONE & WEBSTER PROCESS
                                             TECHNOLOGY, INC.


                                    By: /s/ ROBERT L. BELK
                                       -----------------------------------------
                                    Robert L. Belk
                                    Vice President and Treasurer

                                    STONE & WEBSTER SERVICES, L.L.C.
                                    STONE & WEBSTER, INC.
                                    SWINC ACQUISITION FIVE, L.L.C.


                                    By: /s/ ROBERT L. BELK
                                       -----------------------------------------
                                    Robert L. Belk
                                    Vice President and Treasurer

                                    STONE & WEBSTER CONSTRUCTION
                                             SERVICES, L.L.C.
                                    STONE & WEBSTER CONSTRUCTION, INC.


                                    By: /s/ ROBERT L. BELK
                                       -----------------------------------------
                                    Robert L. Belk
                                    President

                                    ARLINGTONAVENUE E VENTURE,
                                             LLC BY ITS SOLE
                                             MEMBER, LANDBANK
                                             PROPERTIES, L.L.C.


                                             By: /s/ T.A. BARFIELD, JR.
                                                --------------------------------
                                             T.A. Barfield, Jr.
                                             Chief Executive Officer and
                                             Chairman

                                    CAMDEN ROAD VENTURE, LLC
                                             BY ITS SOLE
                                             MEMBER, LANDBANK
                                             PROPERTIES, L.L.C.


                                             By: /s/ T.A. BARFIELD, JR.
                                                --------------------------------
                                             T.A. Barfield, Jr.
                                             Chief Executive Officer and
                                             Chairman

                                    GREAT SOUTHWEST PARKWAY
                                             VENTURE, LLC BY
                                             ITS SOLE MEMBER,
                                             LANDBANK
                                             PROPERTIES, L.L.C.


                                             By: /s/ T.A. BARFIELD, JR.
                                                --------------------------------
                                             T.A. Barfield, Jr.
                                             Chief Executive Officer and
                                             Chairman

                                    LANDBANK PROPERTIES, L.L.C.
                                    SHAW ENVIRONMENTAL LIABILITY
                                             SOLUTIONS, L.L.C.
                                    THE LANDBANK GROUP, INC.


                                    By: /s/ T.A. BARFIELD, JR.
                                       -----------------------------------------
                                    T.A. Barfield, Jr.
                                    Chief Executive Officer and Chairman

                                    BENICIA NORTH GATEWAY II, L.L.C.
                                    CHIMENTO WETLANDS,  L.L.C.
                                    HL NEWHALL II, L.L.C.
                                    JERNEE MILL ROAD, L.L.C.
                                    KATO ROAD II, L.L.C.
                                    KIP I, L.L.C.
                                    LANDBANK BAKER, L.L.C.
                                    MILLSTONE RIVER WETLAND
                                             SERVICES, L.L.C.
                                    NORWOOD VENTURE I, L.L.C.
                                    OTAY MESA VENTURES II, L.L.C.
                                    PLATTSBURG VENTURE, L.L.C.
                                    RARITAN VENTURE I, L.L.C.
                                    SHAW CALIFORNIA, L.L.C.
                                    SHAW CMS, INC.
                                    SHAW REMEDIATION SERVICES, L.L.C.


                                    By: /s/ T.A. BARFIELD, JR.
                                       -----------------------------------------
                                    T.A. Barfield, Jr.
                                    President

                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                    as Agent and as a Lender


                                    By:      /s/ Conformed Signature
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------




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                                    BNP PARIBAS,
                                    as a Lender


                                    By:      /s/ Conformed Signature
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    By:      /s/ Conformed Signature
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------

                                    CREDIT SUISSE FIRST BOSTON,
                                             CAYMAN ISLANDS BRANCH,
                                             as a Lender


                                    By:      /s/ Conformed Signature
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------

                                    HARRIS TRUST AND SAVINGS BANK,
                                    as a Lender


                                    By:      /s/ Conformed Signature
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------

                                    U.S. BANK NATIONAL ASSOCIATION
                                    as a Lender


                                    By:      /s/ Conformed Signature
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------

                                    UNION PLANTERS BANK, N.A.
                                    as a Lender


                                    By:      /s/ Conformed Signature
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------

                                    UBS AG, CAYMAN ISLANDS BRANCH
                                    as a Lender


                                    By:      /s/ Conformed Signature
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    By:      /s/ Conformed Signature
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------